Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER*

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Avery Dennison Corporation (the “Company”) hereby certifies, to the best of his knowledge, that:

(i)	the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 27, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2003

By:	/s/ DANIEL R. O’BRYANT
Name:	Daniel R. O’Bryant
Title:	Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

*	The above certification accompanies the issuer’s Quarterly Report on Form 10-Q and is furnished, not filed, as provided in SEC Release 33-8238 dated June 5, 2003.